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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: February 28, 2002

REALTY INCOME CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State of Incorporation)	1-13318 (Commission File Number)	33-0580106 (IRS Employer Identification No.)
220 West Crest Street, Escondido, California 92025 (Address of principal executive offices) (Zip Code)
(760) 741-2111 (Registrant's telephone number, including area code)
None (former name or former address, if changed since last report)

Item 5. Other Events.

        Realty Income Corporation (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of 273,150 shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), pursuant to the Company's shelf registration statement on Form S-3 under the Securities Act of 1933, as amended (the "1933 Act"), filed with the Securities and Exchange Commission (the "Commission") on June 16, 1999 (File No. 333-80821), as amended by Amendment No. 1 filed with the Commission on July 13, 1999 (as so amended, the "Registration Statement"). The exhibits listed below are being filed herewith in lieu of filing them as an exhibit to the Registration Statement, and, since this form is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

Item 7. Exhibits.

1.1
Underwriting Agreement, dated February 25, 2002, between Salomon Smith Barney Inc. and the Company.

8.1
Opinion of Latham & Watkins.

23.1
Consent of Latham & Watkins (contained in the opinion filed as Exhibit 8.1 hereto).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2002
REALTY INCOME CORPORATION

	By:	/s/ LAURA S. KING, ESQ.
		Name:	Laura S. King, Esq.
		Title:	Vice President, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 25, 2002, between Salomon Smith Barney Inc. and the Company.
8.1	Opinion of Latham & Watkins.
23.1	Consent of Latham & Watkins (contained in the opinion filed as Exhibit 8.1 hereto).

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  Item 5. Other Events.
  Item 7. Exhibits.
SIGNATURE
EXHIBIT INDEX